UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
June 6, 2011

Amwest Imaging Incorporated
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

333-167743	27-2336038
(Commission File Number)	(IRS Employer Identification No.)

10213 Penrith Avenue, Unit 104, Las Vegas, Nevada 89144
(Address of Principal Executive Offices)      (Zip Code)

702-882-3106
(Registrant's Telephone Number, Including Area Code)

_____________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On June 6, 2011, Board of Directors of the Registrant dismissed Seale and Beers, CPAs, its independent registered public accounting firm. On the same date, June 6, 2011, the accounting firm of Peter Messineo, CPA was engaged as the Registrant’s new independent registered public accounting firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Seale and Beers, CPAs and the engagement of Peter Messineo, CPA as its independent auditor. None of the reports of Seale and Bees, CPAs on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form S-1 from inception period April 7, 2010 to audit dated April 30, 2010 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Seale and Beers, CPAs whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers, CPA’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The registrant has requested that Seale and Beers, CPAs furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On June 6, 2011, the registrant engaged Peter Messineo, CPA as it’s independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Peter Messineo, CPA regarding any of the matters set forth in Item 304(a)(2)(i)or (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No.	Exhibits

16.1	Letter from Seale and Beers, CPAs, dated June 23, 2011, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 24, 2011

By: /s/ Patrick Moore
Name:   Patrick Moore
Title:  President

EXHIBIT INDEX

No.	Exhibits

16.1	Letter from Seale and Beers, CPAs, dated June 23, 2011, to the Securities and Exchange Commission regarding statements included in this Form 8-K.